EXHIBIT 99.1


NEWS RELEASE

CONTACT: Jeffrey Taufield
         Kekst and Company
         (212) 521-4800

                                                           FOR IMMEDIATE RELEASE

ORLANDO, FL, JUNE 25, 1999--Planet Hollywood International, Inc. [NYSE:PHL], announced today that William H. Baumhauer, President and Chief Operating Officer, has resigned as an officer and director of the Company. Mr. Baumhauer has stated that he is leaving to pursue other interests. The Board thanked him for his assistance during his one year tenure.


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